ING DIRECT FUNDS

PROSPECTUS

CLASS O SHARES

July 31, 2007

Fixed-Income Fund

ING Intermediate Bond Fund (“ING Direct Intermediate Bond Fund,” “Intermediate Bond Fund” or the “Fund”)

February 28, 2007

Global Equity Funds

ING Global Equity Dividend Fund

(“ING Direct Global Equity Dividend Fund,” “Global Equity Dividend Fund,” or the “Fund”)

ING Global Real Estate Fund

(“ING Direct Global Real Estate Fund,” “Global Real Estate Fund,” or the “Fund”)

November 9, 2007

International Equity Fund

ING Index Plus International Equity Fund

(“ING Direct Index Plus International Equity Fund,” “Index Plus International Equity Fund,” or the “Fund”)

September 28, 2007

Domestic Equity and Income Fund

ING Real Estate Fund

(“ING Direct Real Estate Fund,” “Real Estate Fund” or the “Fund”)

September 28, 2007

Domestic Equity Value Fund

ING Financial Services Fund

(“ING Direct Financial Services Fund,” “Financial Services Fund” or the “Fund”)

This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their respective investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Intermediate Bond Fund is a series of ING Funds Trust (“Funds Trust”). Global Equity Dividend Fund, Global Real Estate Fund and Index Plus International Equity Fund are each a series of ING Mutual Funds (“Mutual Funds”). Financial Services Fund and Real Estate Fund are both a series of ING Equity Trust (“Equity Trust”).

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or all of the Funds. Only certain investors are eligible to purchase Class O shares.

•	Shares of the Funds will rise and fall in value and you could lose money by investing in it.

•	There is no guarantee the Funds will achieve their respective investment objectives.

2

THE FUNDS‘ INVESTMENTS

Investment Objectives, Principal Investment Strategies, Risks and Performance

The following pages contain a description of each Fund’s investment objective, principal investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund’s performance from year to year. The fluctuation in returns illustrates each Fund’s performance volatility. The bar chart is accompanied by each Fund’s best and worst quarterly returns throughout the years presented in the bar chart.

A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund’s performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund’s past performance is no guarantee of future results.

Additional information about the Funds’ investment strategies and risks is included in the section entitled “Other Considerations.”

ING Investments, LLC (“ING Investments” or “Adviser”) serves as investment adviser to the Funds.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”) serves as Sub-Adviser to Intermediate Bond Fund and Financial Services Fund. ING Investment Management Advisors B.V., (“IIMA” or “Sub-Adviser”) serves as Sub-Adviser to Global Equity Dividend Fund and Index Plus International Equity Fund. ING Clarion Real Estate Securities L.P. (“ING CRES” or “Sub- Adviser”) serves as Sub-Adviser to Global Real Estate Fund and Real Estate Fund (collectively, “Sub-Advisers”).

3

FIXED INCOME FUND

INTERMEDIATE BOND FUND

Investment Objective

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB— by Standard & Poor’s Rating Group or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Although the Fund may invest a portion of its assets in high yield (high risk) debt securities, commonly referred to as “junk bonds” rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. Generally, the Sub-Adviser maintains a dollar-weighted average duration between three and ten years for the Fund.

The Fund may also invest in: preferred stocks; high-quality money market instruments; municipal bonds; debt securities of foreign issuers; securities denominated in foreign currencies; foreign currencies; mortgage- and asset-backed securities; options and futures contracts involving securities, securities indices and interest rates, including options and futures contracts denominated in foreign currencies. The Fund may also engage in dollar roll transactions and swap agreements.

The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Risks

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility — the value of each Fund changes as the prices of its investments go up or down. Debt securities and preferred stock face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

Interest Rate — fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.

Credit — the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments.

Prepayment — the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension — slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

High-Yield, Lower-Grade Debt Securities — when the Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income

4

and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund’s share price and the income it earns.

Derivatives — derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Foreign Investing — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Mortgage-Related Securities — the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. Government Securities and Obligations — some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Other Investment Companies — the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

Inability to Sell Securities — high-yield securities may be less liquid than other investments and higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgement and may be more subjective than valuing securities using market quotes.

Portfolio Turnover — a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance, and is likely to generate more taxable short-term gains for shareholders.

A more detailed discussion of the risks associated with investing in the Fund is available in the “Other Considerations” section.

5

INTERMEDIATE BOND FUND

        HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart and table below show the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad measure of market performance for the period. The Fund’s past performance (before and after income taxes) is no guarantee of future results. The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class O shares (2005-2006) and Class A shares (1999-2004) from year to year. These figures do not reflect sales charges for Class A shares and would be lower for Class A shares if they did.

Year-by-Year Total Returns (%)(1)(2)

(For the periods ended December 31 of each year)

Best and worst quarterly performance during this period:			The Fund’s Class O shares year-to-date total return
Best:	1st quarter 2001:	6.14%	as of June 30, 2006: (1.06)%
Worst:	2nd quarter 2004:	(2.35)%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s Class O and Class A shares’ performance to that of a broad measure of market performance — the Lehman Brothers Aggregate Bond Index (“LBAB Index”). It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

Average Annual Total Returns(1)(2)

(For the periods ended December 31, 2007)

		1 Year	5 Years (or Life of Class)		10 Years (or Life of Class)
Class O Return Before Taxes	%	3.90	3.58	(1)	N/A
Class O Return After Taxes on Distributions	%	2.17	2.03	(1)	N/A
Class O Return After Taxes on Distributions and Sale of Fund Shares	%	2.50	2.16	(1)	N/A
LBAB Index (reflects no deduction for fees, expenses or taxes)(3)%		4.33	4.12	(4)	N/A
Class A Return Before Taxes(5)%		(1.10)	4.27		5.74	(1)
LBAB Index (reflects no deduction for fees, expenses or taxes)(3)%		4.33	5.06		5.50	(6)

(1)	Class O shares commenced on August 13, 2004. Class A shares commenced operations on December 15, 1998. The figures shown for 2005-2006 provide performance for Class O shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(2)	Effective March 1, 2002, ING Investments, LLC began serving as the Adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

(3)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The index return for Class O shares is for the period beginning August 1, 2004.

(5)	Reflects the deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006 the maximum Class A sales charge was lowered to 2.50%. If the current maximum sales charge of 2.50% had been deducted, the performance for Class A shares would have been higher.

(6)	The index return for Class A shares is for the period beginning December 1, 1998.

6

GLOBAL EQUITY FUNDS

GLOBAL EQUITY

DIVIDEND FUND

Investment Objective

The Fund seeks growth of capital with dividend income as a secondary consideration. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in a portfolio of equity securities of dividend paying companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. At least 65% of the net assets of the Fund will be invested in equity securities of issuers in a number of different countries, one of which may be the U.S., with at least 75% of total assets invested in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the dividend yield of the companies included in the Morgan Stanley Capital International World IndexSM (“MSCI World IndexSM”).

The Sub-Adviser uses a quantitative screening process to assist in the selection of companies according to the following criteria:

•

The dividend yield must be above average and the stability and growth of the dividend yield and the company should meet minimum acceptable standards including market capitalization generally of at least $1 billion, although the Fund may also invest in companies with market capitalization ranges of any size, growth of the dividend over the last five years, and average annual earnings growth over the last four years.

•	The expected liquidity of a stock must be sufficient to buy or sell a position within four trading days without significant impact on the share price.

•

The analysis of fundamental factors is used to limit the risk of investing in or holding certain, unprofitable companies. These fundamental factors include: earnings, capital structure, dividend coverage, and credit ratings.

The Sub-Adviser may from time-to-time select securities that do not meet all of these criteria.

In addition, the Sub-Adviser combines fundamental analysis of each company with an allocation among industry sectors that is based upon quantitative screening which takes into account certain assumptions about possible economic scenarios.

The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.

Risks

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility — the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends — from time to time, the stock market may not favor the dividend paying securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

Foreign Investing — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and

7

potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets.

Convertible Securities — the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Other Investment Companies — the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Inability to Sell Securities — convertible securities, securities of small-sized and mid-sized companies and some foreign companies usually trade in lower volume and may be less liquid than other investments and securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the “Other Considerations” section.

8

GLOBAL EQUITY DIVIDEND FUND

        HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart and table below show the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad measure of market performance for the period. The Fund’s past performance (before and after income taxes) is no guarantee of future results. In addition, performance of a composite of similarly managed accounts is presented in the “Management of the Funds – Adviser and Sub-Advisers” section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year. These figures do not reflect sales charges and would be lower for Class A if they did.

Year-by-Year Total Returns (%)(1)(2)

(For the periods ended December 31 of each year)

Best and worst quarterly performance during this period:
Best:	4th quarter 2004:	13.48%
Worst:	1st quarter 2005:	(1.67)%

Average Annual Total Returns(1)(2)

(For the periods ended December 31, 2006)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s Class A shares’ performance to that of a broad measure of market performance — the MSCI World IndexSM. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

	1 Year	5 Years (or Life of Class)		10 Years
Class A Return Before Taxes(3)%	18.80	19.57	(2)	N/A
Class A Return After Taxes on Distributions(3)%	16.81	18.20	(2)	N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares(3)%	13.54	16.58	(2)	N/A
MSCI World Index(SM) (reflects no deduction for fees, expenses or taxes)(4)%	20.07	18.23	(5)	N/A

(1)	Because Class O shares did not have a full year of operations as of December 31, 2006, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class O and Class A shares have different expenses.

(2)	Class A shares commenced operations on September 17, 2003.

(3)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(4)	The MSCI World Index(SM) is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	The index return for Class A shares is for the period beginning October 1, 2003.

9

GLOBAL EQUITY FUNDS

GLOBAL REAL ESTATE FUND

Investment Objective

The Fund seeks to provide investors with high total return. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. In selecting investments for the Fund, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the portfolio will have investments located in a number of different countries, including the U.S. The Fund may invest in companies located in countries with emerging securities markets. As a general matter, the Fund expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts (“REITs”). The Fund may invest in companies located in countries with emerging securities markets.

The Sub-Adviser uses a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

•

First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.

•

Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Risks

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility — the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends — from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or small company securities, or may not favor equities at all.

Real Estate — investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Foreign Investing — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the

10

risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets.

Non-Diversification Status — the Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Industry Concentration — as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Inability to Sell Securities — securities of small- and mid-sized companies and some foreign companies usually trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the “Other Considerations” section.

11

GLOBAL REAL ESTATE FUND

        HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart and table below show the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad measure of market performance for the period. The Fund’s past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year. These figures do not reflect sales charges and would be lower for Class A if they did.

Year-by-Year Total Returns (%)(1)(2)

(For the periods ended December 31 of each year)

Best and worst quarterly performance during this period:
Best:	4th quarter 2004:	20.01%
Worst:	3rd quarter 2002:	(7.70)%

Average Annual Total Returns(1)

(For the periods ended December 31, 2006)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s performance to that of a broad measure of market performance — the Standard & Poor’s/Citigroup World Property Index (“S&P/Citigroup World Property Index”). It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A Return Before Taxes(2)%	32.37	24.77	25.57	(3)
Class A Return After Taxes on Distributions(2)%	30.57	21.90	22.66	(3)
Class A Return After Taxes on Distributions and Sale of Fund Shares(2)%	21.25	20.12	20.85	(3)
S&P/Citigroup World Property Index (reflects no deduction for fees, expenses or taxes)(4)%	40.33	26.15	26.55	(5)

(1)	Because Class O shares did not have a full year of operations as of December 31, 2006, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offere in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class O and Class A shares have different expenses.

(2)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(3)	Class A shares commenced operations on November 5, 2001.

(4)	The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5)	The index return for Class A shares is for the period beginning November 1, 2001.

12

INTERNATIONAL EQUITY FUND

Index Plus International Equity Fund

Investment Objective

The Fund seeks to outperform the total performance of the Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), while maintaining a market level of risk. The Fund’s investment objective is not fundamental and may changed without a shareholder vote.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in stocks included in the MSCI EAFE® Index, exchange-traded funds (“ETFs”), and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The MSCI EAFE® Index is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Fund may also invest in securities that are convertible into common stocks included in the MSCI EAFE® Index.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund’s investment objective by overweighting those stocks in the MSCI EAFE® Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the MSCI EAFE® Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as cash flows, earnings and price-to-book ratios of each company, in an attempt to select companies with long-term sustainable growth characteristics at acceptable valuation levels. The Fund’s aggregate characteristics will approximate that of the MSCI EAFE® Index.

At any one time, the Sub-Adviser generally includes in the Fund between 300 and 400 of the stocks included in the MSCI EAFE® Index. Although the Fund will not hold all the stocks in the MSCI EAFE® Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the MSCI EAFE® Index in both rising and falling markets. The Fund will pay transactional and other expenses that are not reflected in the MSCI EAFE® Index. This will give the Fund a performance disadvantage in relation to the MSCI EAFE® Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Risks

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility — the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Manager — the success of the Fund’s strategy depends significantly on the Sub-Adviser’s skill in determining which securities to overweight, underweight or avoid altogether.

Foreign Investing — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

13

Convertible Securities — the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Derivatives — derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Other Investment Companies — the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Inability to Sell Securities — convertible securities, securities of small-sized and mid-sized companies and some foreign companies usually trade in lower volume and may be less liquid than other investments and securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

Portfolio Turnover — a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance, and is likely to generate more taxable short-term gains for shareholders.

A more detailed discussion of the risks associated with investing in the Fund is available in the “Other Considerations” section.

14

INDEX PLUS INTERNATIONAL EQUITY FUND

         HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart and table below show the Fund’s performance for the first full calendar year of operations, and the table compares the Fund’s performance to the performance of a broad measure of market performance for the same period. The Fund’s past performance (before and after income taxes) is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2006, the bar chart below provides some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class A shares for the first calendar year of operations. The figure does not reflect sales charges and would be lower if it did.

Year-by-Year Total Return (%)(1)(2)

(For the period ended December 31)

Best and worst quarterly performance during this period:
Best:	4th quarter 2006:	10.01%
Worst:	1st quarter 2006:	0.19%

Average Annual Total Returns(1)(2)

(For the periods ended December 31, 2006)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s Class A shares’ performance to that of a broad measure of market performance — the MSCI EAFE® Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

	1 Year	5 Years (or Life of Class)		10 Years
Class A Return Before Taxes(3)%	17.42	16.27	(2)	N/A
Class A Return After Taxes on Distributions(3)%	16.58	15.42	(2)	N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares(3)%	11.66	13.47	(2)	N/A
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)(4)%	26.34	26.34	(5)	N/A

(1)	Because Class O shares had not commenced operations as of December 31, 2006, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class O and Class A shares have different expenses.

(2)	Class A shares commenced operations on December 21, 2005.

(3)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(4)

The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends and distributions net of witholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	The index return for Class A shares is for the period beginning January 1, 2006.

15

DOMESTIC EQUITY AND INCOME FUND

REAL ESTATE FUND

Investment Objective

This Fund seeks total return consisting of long-term capital appreciation and current income.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (“REITs”) and real estate companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

For this Fund, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate managers, real estate brokers, real estate dealers and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Fund’s investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase.

The Fund may invest in initial public offerings.

The Fund is non-diversified which means it may invest a significant portion of assets in a single issuer.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Risks

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility — the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends — from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities or industries to which the Fund is not exposed, or may not favor equities at all.

Real Estate — investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Manager — the Fund’s performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

16

Non-Diversification Status — the Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration — because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

Initial Public Offerings (“IPOs”) — IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. When the Fund’s asset base is small, the impact of such investments on the Fund’s return will be magnified. As the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Inability to Sell Securities — securities of smaller companies trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the “Other Considerations” section.

17

REAL ESTATE FUND

        HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart and table below show the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad measure of market performance for the period. The Fund’s past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class O shares (2005-2006) and Class A shares (2003-2004) from year to year. These figures do not reflect sales charges for Class A shares and would be lower if they did.

Year-by-Year Total Returns (%)(1)

(For the periods ended December 31 of each year)

Best and worst quarterly performance during this period:	The Fund’s Class O shares’ year-to-date total return
Best: 4th quarter 2004: 18.21%	as of June 29, 2007: (7.59)%
Worst: 1st quarter 2005: (7.86)%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s Class O and Class A shares’ perfor- mance to that of a broad measure of market performance — the Morgan Stanley Capital International U.S. REIT Index (“MSCI U.S. REIT® Index”). It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

Average Annual Total Returns(1)

(For the periods ended December 31, 2007)

		1 Year	5 Years (or Life of Class)		10 Years
Class O Return Before Taxes	%	36.06	30.47	(1)	N/A
Class O Return After Taxes on Distributions	%	33.92	27.19	(1)	N/A
Class O Return After Taxes on Distributions and Sale of Fund Shares	%	25.34	25.03	(1)	N/A
MSCI U.S. REIT® Index (reflects no deduction for fees, expenses or taxes)(2)%		35.92	27.23	(3)	N/A
Class A Return Before Taxes(4)%		28.21	27.46	(1)	N/A
MSCI U.S. REIT® Index (reflects no deduction for fees, expenses or taxes)(2)%		35.92	28.66	(5)	N/A

(1)	Class O shares commenced on September 15, 2004. Class A shares commenced operations on December 20, 2002.

(2)

The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market.

(3)	The index return for Class O shares is for the period beginning September 1, 2004.

(4)	Reflects deduction of the maximum Class A sales charge of 5.75%

(5)	The index return for Class A shares is for the period beginning January 1, 2003.

18

DOMESTIC EQUITY VALUE FUND

FINANCIAL SERVICES FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities of companies principally engaged in the financial services industry. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. For purposes of the Fund’s investment strategy, financial services companies are companies that derive at least 50% of their total revenues or earnings from business operations in or directly related to financial services. The equity securities in which the Fund invests are normally common stocks, but may also include preferred stocks, warrants, and convertible securities. The Fund may invest in common stocks of companies of any size.

Financial services companies may include, but are not limited to the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance brokers; finance companies; securities broker-dealers; electronic trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing or managing commodities; companies that invest significantly in or deal in financial instruments; government-sponsored financial enterprises; real estate investment trusts; thrifts and savings banks; mortgage companies; title companies; conglomerates with significant interests in financial services companies; foreign financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; suppliers to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

The Sub-Adviser emphasizes a value approach, and selects securities that it believes are undervalued relative to the market and have potential for future growth, including securities of institutions that the Sub-Adviser believes are well positioned to take advantage of investment opportunities in the financial services industry.

The Fund may invest in initial public offerings.

The Fund may also invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Risks

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility — the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends — from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities or industries to which the Fund is not exposed, or may not favor equities at all.

Concentration — because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

Convertible and Debt Securities — the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

Interest Rate — because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which fluctuates significantly in responses to changes in interest rates and general economic conditions, the value of the Fund’s securities may fall when interest rates rise.

19

Illiquid Securities — if a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

Initial Public Offerings (“IPOs”) — IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. When the Fund’s asset base is small, the impact of such investments on the Fund’s return will be magnified. As the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Inability to Sell Securities — securities of smaller companies trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Value Investing — securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value- oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

Other Investment Companies — the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the “Other Considerations” section.

20

FINANCIAL SERVICES FUND

        HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart and table below show the changes in the Fund’s performance from year to year and the table compares the Fund’s performance to the performance of two broad measures of market performance for the same period. The Fund’s past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class O shares (2005-2006) and Class A shares (1997-2004) from year to year. These figures do not reflect sales charges for Class A shares and would be lower if they did.

Year-by-Year Total Returns (%)(1)(2)

(For the periods ended December 31 of each year)

Best and worst quarterly performance during this period:	The Fund’s Class O shares’ year-to-date total return
Best: 3rd quarter 2000: 20.41%	as of June 29, 2007: 0.00%
Worst: 3rd quarter 1998: (19.30)%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s Class O and Class A shares’ performance to those of two broad measures of market performance — the Standard & Poor’s 500 Financials Index (“S&P 500 Financials Index”) and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

Average Annual Total Returns(1)(2)

(For the periods ended December 31, 2007)

	1 Year	5 Years (or Life of Class)		10 Years
Class O Return Before Taxes %	17.14	14.88	(2)	N/A
Class O Return After Taxes on Distributions %	15.38	12.94	(2)	N/A
Class O Return After Taxes on Distributions and Sale of Fund Shares %	13.46	12.61	(2)	N/A
S&P 500 Financials Index (reflects no deduction for fees, expenses or taxes)(3)%	19.21	14.06	(4)	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(5)%	15.79	13.41	(4)	N/A
Class A Return Before Taxes(6)%	10.46	9.01		11.16
S&P 500 Financials Index (reflects no deduction for fees, expenses or taxes)(3)%	19.21	9.50		11.96
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(5)%	15.79	6.19		8.42

(1)	Prior to October 17, 1997, the Fund operated as a closed-end investment company. Prior to May 22, 2001, the Fund operated under a different investment strategy.

(2)	Class O shares commenced operations on September 15, 2004.

(3)	The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(4)	The index returns for Class O shares are for the period beginning September 1, 2004.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)	Reflects deduction of the maximum Class A sales charge of 5.75%.

21

FUND EXPENSES

The following table describes the Funds fees and estimated expenses for Class O shares of the Funds. These expenses are based on the expenses paid by the Funds in the most recent fiscal year. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders. Actual expenses paid by the Funds may vary from year to year.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class O Shares

Annual Fund Operating Expenses(1)

(as a percentage of average daily net assets)

	Management Fees	Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses(3)		Total Fund Operating Expenses(4)	Waivers Reimbursements and Recoupments(5)	Net Fund Operating Expenses
Intermediate Bond Fund	0.17%	0.25%	0.31	%(2)	—		0.73%	(0.04)%	0.69%
Global Equity Dividend Fund	0.70%	0.25%	0.32	%(2)	—		1.27%	0.06%	1.33%
Global Real Estate Fund	0.80%	0.25%	0.34	%(2)	0.01%		1.40%	—	1.40%
Index Plus International Equity Fund	0.55%	0.25%	0.48	%(2)	0.01%		1.29%	(0.13)%	1.16%
Real Estate Fund	0.70%	0.25%	0.27	%(2)	—		1.22%	—	1.22	%(6)
Financial Services Fund	0.75%	0.25%	0.22%		0.00	%(7)	1.22%	—	1.22%

(1)	This table shows the estimated operating expenses for Class O shares of each Fund (except Global Equity Dividend Fund, ING Global Real Estate Fund and Index Plus International Equity Fund), as a ratio of expenses to average daily net assets. Because Global Equity Dividend, Global Real Estate and Index Plus International Equity Funds’ Class O shares did not commence operations as of the date of this Prospectus, expenses are based on each of these Funds’ actual operating expenses for Class A shares’, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to each Fund, has agreed. Actual expenses may be greater or less than estimated.

(2)	ING Funds Services, LLC receives an annual administrative fee equal to 0.10% of the Fund’s average daily net assets.

(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Funds directly. These fees and expenses include each Fund’s pro rata shares of the cumulative expenses charged by the Acquired Funds in which the Funds invest. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact on theses fees and expenses is shown in “Net Fund Operating Expenses.”

(4)	The Total Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

(5)	ING Investments, LLC has entered into a written expense limitation agreement with each Fund (except, Financial Services Fund), under which it will limit expenses of each Fund, excluding interest, brokerage and extraordinary expenses (and Acquired Fund Fees and Expenses), subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund’s expenses proposed to be waived, reimbursed or recouped during the current fiscal year by ING Investments, LLC is shown under the heading “Waiver, Reimbursement and Recoupment.” The expense limits for Global Equity Dividend Fund and Global Real Estate Fund are 1.40% and 1.75%, respectively, for Class A shares. The expense limits will continue through at least August 1, 2007, March 1, 2008, March 1, 2008, March 1, 2011 and October 1, 2008 for Intermediate Bond Fund, Global Equity Dividend Fund, Global Real Estate Fund, Index Plus International Equity Fund and Real Estate Fund, respectively. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of an expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. For more information regarding the expense limitation agreement, please see the SAI.

(6)	A portion of the brokerage commissions that Real Estate Fund paid is used to reduce the Fund’s expenses. Including this reduction, the “Net Expenses” for the Fund for the fiscal year ended May 31, 2007 would have been 1.20% for Class O shares. This arrangement may be discontinued at any time.

(7)	Amount represents less than 0.01% and is included in Other Expenses.

22

CLASS O SHARES EXAMPLE

The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5% and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate — actual expenses and performance may vary.

	1 Year	3 Years	5 Years	10 Years
Intermediate Bond Fund(1)	$70	229	402	903
Global Equity Dividend Fund(1)	$135	409	703	1,539
Global Real Estate Fund	$143	443	766	1,680
Index Plus International Equity Fund(1)	$118	368	654	1,507
Real Estate Fund	$124	387	670	1,477
Financial Services Fund	$124	387	670	1,477

(1)	The Example reflects the expense limitation agreements/waivers for the one-year and the first year of the three-, five-, and ten-year periods.

23

OTHER CONSIDERATIONS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds may invest in these securities or use these techniques as part of the Funds’ principal investment strategies. However, the Adviser or Sub-Adviser may also use these investment techniques or make investments in securities that are not a part of the Fund’s principal investment strategies.

PRINCIPAL RISKS

The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a Fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.

Concentration (Global Real Estate Fund, Real Estate Fund and Financial Services Fund). Each Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Convertible Securities (Global Equity Dividend Fund, Index Plus International Equity Fund and Financial Services Fund). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security and as such, is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Corporate Debt Securities (Intermediate Bond Fund and Financial Services Fund). Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund’s debt securities can be expected to rise and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s “interest rate risk” or “volatility”. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Derivatives (Index Plus International Equity Fund and Intermediate Bond Fund). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty’s ability to perform and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or a Sub-Adviser might imperfectly judge the market’s direction. For instance, if a derivative is used as a hedge to offset

24

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Emerging Markets Investments (Global Equity Dividend Fund and Global Real Estate Fund). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Foreign Securities (Global Equity Dividend Fund, Global Real Estate Fund, Index Plus International Equity Fund and Intermediate Bond Fund). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of a Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency. Foreign currency exchange rates may fluctuate significantly over short periods of time. Foreign currency transactions could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.

The risks of investing in foreign securities may be greater for countries with an emerging securities market.

High-Yield, Lower-Grade Debt Securities (Intermediate Bond Fund and Financial Services Fund). Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

Inability to Sell Securities (All Funds). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Initial Public Offerings (“IPO’s”) (Financial Services Fund and Real Estate Fund). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that a Fund will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.

Mortgage-Related Securities (Intermediate Bond Fund). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending

25

the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market’s perception of the credit worthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

Non-Diversified Investment Company (Global Real Estate Fund and Real Estate Fund). A Funds is classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Other Investment Companies (Index Plus International Equity Fund, Intermediate Bond Fund and Financial Services Fund). Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), PowerShares QQQTM(“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees.) Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Fund’s purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. A Fund’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund’s investment into the ING Money Market Fund.

Real Estate Securities (Intermediate Bond Fund, Global Equity Dividend Fund and Global Real Estate Fund). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts (“REITs”), may subject a Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Restricted and Illiquid Securities (Intermediate Bond Fund and Financial Services Fund). If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Small- and Mid-Capitalization Companies (Financial Services Fund, Index Plus International Equity Fund and Real Estate Fund). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

26

U.S. Government Securities and Obligations (Intermediate Bond Fund). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Lending Portfolio Securities (Index Plus International Equity Fund, Intermediate Bond Fund, Global Equity Dividend Fund, Global Real Estate Fund and Real Estate Fund). In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 33 1/3%, depending upon the Fund, of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and a Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Portfolio Turnover (Index Plus International Equity Fund and Intermediate Bond Fund). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of a Fund, and is likely to generate more taxable short-term gains for shareholders.

OTHER RISKS

Borrowing. Borrowing may exaggerate the affect of any increase or decrease in the value of securities or the NAV of a Fund and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Index Strategy. A Fund may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by a Fund’s expenses, and the timing of purchases and redemptions of a Fund’s shares.

Interests in Loans. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund’s investment. Many loans are relatively illiquid, and may be difficult to value.

Investment by Funds-of-Funds. A Fund’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a Fund may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Fund may experience large inflows or redemptions due to allocations or rebalancings by these funds-of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or portfolio manager will monitor transactions by the funds-of funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Management. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds but there can be no guarantee that these will produce the desired results.

Many sub-advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

27

Pairing-Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and a Fund will experience a loss.

Repurchase Agreement. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund’s yield. However, such transactions also increase a Fund’s risk to capital and may result in a shareholder’s loss of principal.

Short Sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

Percentage and Rating Limitations. Unless otherwise stated, the percentage and rating limitations in this Prospectus apply at the time of investment.

28

MANAGEMENT OF THE FUNDS

ING Investments, LLC (“ING Investments” or “Adviser”), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for the Funds.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments became an investment management firm in April, 1995.

As of September 30, 2007, ING Investments managed approximately $55.7 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by Index Plus International Equity Fund, Intermediate Bond Fund, Real Estate Fund and Financial Services Fund for the most recent fiscal year and to be paid by Global Equity Dividend and Global Real Estate Fund for the current fiscal year as a percentage of each Fund’s average daily net assets:

Fund	Management Fees
Intermediate Bond Fund	0.55%
Global Equity Dividend Fund	0.70%
Global Real Estate Fund	0.86%
Index Plus International Equity Fund(1)	0.55%
Real Estate Fund	0.70%
Financial Services Fund	0.75%

(1)	Because the Fund had not had a full year of operations as of the fiscal year ended, October 31, 2006, the management fee for this Fund reflects the current contract rate.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, for Intermediate Bond Fund, please refer to the annual shareholder report dated March 31, 2007; for Global Equity Dividend Fund, Global Real Estate Fund and Index Plus International Equity Fund, please refer to the semi-annual shareholder report dated April 30, 2007; for information regarding basis of the Board’s approval of the investment advisory and investment sub-advisory contracts for Real Estate Fund and Financial Services Fund, please refer to the Funds’ semi-annual shareholder report dated November 30, 2006.

Sub-Advisers

ING Investments has engaged one or more sub-advisers to provide the day-to-day management of each Fund’s portfolio. Some of these sub-advisers are affiliates of ING Investments, and some are independent.

ING Investments acts as a “manager-of-managers” for Global Equity Dividend Fund and Index Plus International Equity Fund (collectively “Manager of Managers Funds”). ING investments delegates to the sub-advisers of the Manager of Managers Funds the responsibility for investment management, subject to ING Investment’s oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-advisers of the Manager of Managers Funds. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Manager of Managers Funds’ Board. The Manager of Managers Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Manager of Managers Funds’ Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Manager of Managers Funds’ shareholders. The Manager of Managers Funds will notify shareholders of any change in the identity of a sub-adviser of the Manager of Managers Funds. In this event, the name of the Manager of Managers Funds and their principal investment strategies may also change.

ING Intermediate Bond Fund and Financial Services Fund ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, serves as the Sub-Adviser to Intermediate Bond Fund and Financial Services Fund. ING IM is responsible for managing the assets of each Fund in accordance with the Fund’s investment objective and policies, subject to oversight by ING Investments and the Funds’ Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2007, ING IM managed approximately $71.4 billion in assets.

29

The principal office of ING IM is 230 Park Avenue New York, NY 10169.

Intermediate Bond Fund

The following individual is responsible for the day-to-day management of Intermediate Bond Fund:

James B. Kauffmann, Portfolio Manager, has managed the Fund since December 1998. Mr. Kauffmann joined ING IM in 1996 and has over 19 years of investment experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Financial Services Fund

The following individuals jointly share responsibility for the day-to-day management of ING Financial Services Fund:

The Fund has been managed by Robert M. Kloss, Portfolio Manager, and Steven L. Rayner, Portfolio Manager, since January 2001. Formerly, Mr. Kloss served as an Equity Analyst and Portfolio Manager since 1998. Mr. Rayner had previously served as the primary analyst for the Fund from 1995 to 2001.

Global Equity Dividend Fund and Index Plus International Equity Fund

ING Investment Management Advisors B.V.

ING Investment Management Advisors B.V. (“IIMA” or “Sub-Adviser”) serves as Sub-Adviser to Global Equity Dividend Fund and Index Plus International Equity Fund. IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities affiliates in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. As of September 30, 2007, IIMA managed approximately $5.1 billion in assets. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which had assets under management of approximately $221 billion as of September 30, 2007.

Global Equity Dividend Fund

The following individuals share responsibility for the day-to-day management of Global Equity Dividend Fund, since January 2006:

Nicolas Simar, head of Value/High Dividend, is responsible for the High Dividend strategies. He is responsible for stock selection. Mr. Simar started his career at the Banque Bruxelles Lambert in 1996 (now part of ING) as an Investment Manager of Fixed Income and moved three years later to the Equity team to manage the Euro High Dividend strategy. Mr. Simar has ten years of investment experience.

Moudy El Khodr, Senior Investment Manager Equities, is responsible for the management of the global and US high dividend strategies. Mr. Khodr has been in charge of the globally investing EUR 3.1 bn large Star fund since he joined IIMA, in March 2001. Mr. Khodr is the portfolio manager responsible for implementing the daily investment decisions, including placing trade orders. Prior to joining IIMA, he was an equity fund manager at Banque Générale du Luxembourg (BGL). Mr. Khodr started his career at the Belgian stock exchange (now Euronext Brussels) in the study & statistical department. He has eight years of investment experience and is a European Certified Financial Analyst.

ING Index Plus International Equity Fund

The following individuals are jointly responsible for the day-today management of ING Index Plus International Equity Fund:

Carl Ghielen, Portfolio Manager, is co-manager of the Fund and has co-managed the Fund since 2005. He is responsible for stock selection, as well as coordinating efforts on behalf of IIMA and certain ING affiliates’ international equity teams. Mr. Ghielen is the portfolio manager responsible for implementing the daily investment decisions, including placing trade orders. Mr. Ghielen has over 16 years of investment experience. Prior to joining IIMA in 2000, he worked for a large corporate Dutch pension fund as senior portfolio manager.

Martin Jansen, Portfolio Manager, is co-manager of the Fund and has co-managed the Fund since 2005. He is responsible for stock selection. Mr. Jansen joined IIMA or its affiliates in 1997 as senior manager and has over 27 years of investment experience. Prior to joining IIMA, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

Global Real Estate Fund and Real Estate Fund

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P., (“ING CRES” or “Sub-Adviser”) serves as the Sub-Adviser to Global Real Estate Fund and Real Estate Fund. ING CRES, a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite

30

600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2007, were valued at approximately $20.8 billion.

The following individuals jointly share responsibility for the day-to-day management of Global Real Estate Fund:

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager, has 21 years of real estate investment experience. Mr. Ferguson has managed the Fund’s portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Steven D. Burton, Managing Director and Portfolio Manager is a member of ING CRES’ Investment Committee. Mr. Burton has managed the Fund’s portfolio since November 2001. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING CRES in 1995.

Joseph P. Smith, Managing Director, and Portfolio Manager, is a member of the Investment Policy Committee and has managed the Fund since February 2007. Mr. Smith joined ING Clarion in 1997 and has 13 years of real estate investment experience.

The following individuals jointly share responsibility for the day-to-day management of Real Estate Fund:

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager, has 21 years of real estate investment experience. Mr. Ferguson has managed the Fund’s portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director, and Portfolio Manager, is a member of the Investment Policy Committee and has managed the Fund since February 2007. Mr. Smith joined ING Clarion in 1997 and has 13 years of real estate investment experience.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds.

31

INVESTING IN THE FUNDS

Opening an Account and Eligibility for Class O Shares

How to Open an Account If you wish to invest in a Fund, you must already be an existing customer of ING DIRECT (ING Bank, fsb) with an Orange Savings Account. You may then either apply online at www.ingdirect.com, or alternatively you may mail a completed and signed application to:

ING DIRECT Securities, Inc.

P.O. Box 15647

Wilmington, DE 19885-5647

If you enclose a check, please ensure that it comes from your linked external checking account, unless the account is a rollover of an IRA or other retirement account, in which case, a check from the previous institution will suffice. If you are unable to invest at least $1,000 per Fund ($250 for IRA accounts) to start, you may open your account for as little as $100 and $75/month for a regular account or $50 and $25/month for an IRA account using the Automatic Investment Plan (“AIP”). An AIP will allow you to invest regular amounts at regular intervals.

Class O Eligibility

Class O shares are offered to:

•	Customers purchasing shares through ING DIRECT Securities, Inc.

•	Members of such other groups as may be approved by the Board from time to time.

32

How to Buy Shares

	To Open An Account	To Purchase Additional Shares
By Mail

Complete and sign your application, make your check payable to ING DIRECT Fund and mail to:

ING DIRECT Securities, Inc.

P.O. Box 15647

Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. Cash, credit cards and third party checks cannot be used to open an account.

Fill out the investment stub from your confirmation statement or send a letter indicating your name, account number(s), the Fund(s) in which you wish to invest and the amount you want to invest in each Fund.

Make your check payable to ING DIRECT Fund and mail to:

ING DIRECT Securities, Inc.

P.O. Box 15647

Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States payable in U.S. dollars.

By Overnight Courier	Follow the instructions above for “By Mail” but send your completed application and check to: ING DIRECT Securities, Inc. 1 South Orange Street Wilmington, DE 19801	Follow the instructions above for “By Mail” but send your check and investment stub or letter to: ING DIRECT Securities, Inc. 1 South Orange Street Wilmington, DE 19801

Online	Complete your application online at www.ingdirect.com	Log into your account at www.ingdirect.com and click the “Buy” button.

33

	To Open An Account	To Purchase Additional Shares

By Electronic Funds Transfer	Follow the instructions above for “By Mail” but rather than send a check, be sure to complete section 4 of the application.	You may also purchase additional shares by Electronic Funds Transfer by calling 1-866-BUY-FUND (866-289-3863).

By Exchange

Submit a written request to the address listed above under “By Mail.” Include:

•       Your name and account number.

•       The name of the Fund into and out of which you wish to exchange.

•       The amount to be exchanged and the signatures of all shareholders.

You may also exchange your shares by calling 1-866-BUY-FUND (866-289-3863). Please be prepared to provide:

•       The Fund’s name.

•       Your account number(s).

•       Your Social Security number or taxpayer identification number.

•       Your address.

•       The amount to be exchanged.

Additionally, you may log into your account at www.ingdirect.com and click the “Exchange” button.

34

How to Sell Shares

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing, online, or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, a Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Redemptions by Mail

You may redeem shares you own in any Fund by sending written instructions to:

ING DIRECT Securities, Inc.

P.O. Box 15647

Wilmington, DE 19885-5647

Your instructions should identify:

•        The Fund’s name.

•        The number of shares or dollar amount to be redeemed.

•        Your name and account number.

Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).

Redemptions by Telephone	Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number, account name and the amount of the redemption, which must be no more than $100,000.

Online	Log into your account at www.ingdirect.com and click the “Sell” button.

For IRA accounts, please submit a Redemption Form by fax to 1-866-327-4592 before 2 p.m. EST. The form may also be mailed to the address above. It is available for download at www.ingdirect.com.

35

Timing of Requests

Orders that are received by the Funds’ Transfer Agent, or as otherwise provided below, before the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at “NAV” per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the “NAV” calculated on the following business day.

Investors purchasing through ING DIRECT Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

Other Information about Shareholder Accounts and Services

Class O shares are only offered through ING DIRECT Securities, Inc. More information may be found on the firm’s website by going to www.ingdirect.com. The Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

Business Hours Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern time Monday through Friday.

Net Asset Value The NAV per share for each class of each Fund is determined each business day as of Market Close. The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund’s NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund’s shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds’ Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•

Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•	Securities of an issuer that has entered into a restructuring;

•	Securities whose trading has been halted or suspended;

•	Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•	Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on recommendations of a fair value pricing service approved by the Funds’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

36

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds, the ING Funds Distributor, or a third-party selling you the Funds must obtain the following information for each person that opens an account:

•	Name;

•	Date of birth (for individuals);

•	Physical residential address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Funds, the Distributor and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

Exchange Privileges There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the same class as your current shares.

Frequent Trading — Market Timing

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market but before the time a Fund computes its current NAV causes a change in the price of the foreign security and such price is not reflected in the Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a Fund that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that a Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds’ Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading - market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

37

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds’ frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate transactions. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customer’s trading activity on an individual basis. The Funds’ administrator now has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds.

In some cases, the Funds will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Online and Telephone Exchange and/or Redemption Privileges You automatically receive online and telephone exchange and redemption privileges when you establish your account. If you do not want these privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Online and telephone redemption requests will be accepted for amounts less than $100,000. Online and telephone redemption requests may not be accepted if you:

•	Have submitted a change of address within the preceding 15 calendar days.

•	Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests, purchases, or redemptions online at: www.ingdirect.com.

The Funds reserve the right to amend online and telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

Additional Services The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

•	Automatic Investment You can make automatic monthly investments in any Fund.

•	TDD Service Telecommunication Device for the Deaf (“TDD”) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

•

Tax-Deferred Retirement Plans Each Fund may be used for investment by individual retirement accounts (“IRAs”), including Roth IRAs. Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

How We Compensate Intermediaries for Selling ING Mutual Funds

ING mutual funds are distributed by ING Funds Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser (“Adviser”) which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

38

Only persons licensed with the Financial Industry Regulatory Authority (“FINRA”) as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds’ Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the Shareholder Servicing Payments made by a Fund under the Shareholder Servicing (12b-1) agreement. The payments made under this arrangement are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; or (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund’s shares held by the broker-dealer’s customers or (2) 0.20% of the value of a Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $20 for that sale.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: A.G. Edwards & Sons, Inc.; Bear Stearns Securities Corp; Charles Schwab & Co; Citigroup Global Markets; Directed Services LLC; Financial Network Investment; First Clearing, LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors; ING Life Insurance and Annuity Company; Linsco Private Ledger Financial; Merrill Lynch; MS & Co. (“Morgan Stanley”); Multi Financial Securities; National Financial Services Corp; Oppenheimer & Co.; Pershing, LLC; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

39

Dividends and Distributions

Dividends Dividends are normally expected to consist of ordinary income. Dividends, if any, are declared and paid as follows:

•	declared daily and paid monthly: Intermediate Bond Fund;

•	declared and paid quarterly: Global Equity Dividend Fund and Global Real Estate Fund;

•	declared and paid annually: Financial Services Fund and Index Plus International Equity Fund.

For Real Estate Fund, dividends are expected normally to consist of a combination of capital gains and ordinary income.

Capital Gains Distributions Capital gains distributions, if any, for Index Plus International Equity Fund, Intermediate Bond Fund, Real Estate Fund and Financial Services Fund are paid on an annual basis. Capital gains distributions, if any, for Global Equity Dividend are paid on a quarterly basis. Intermediate Bond Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. To comply with federal tax regulations, Real Estate Fund and Financial Services Fund may also pay an additional capital gains distribution, usually in June and Intermediate Bond Fund may also pay an additional capital gains distribution, usually in December.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

Distribution Options When completing your application, you must select one of the following three options for dividends and capital gains distributions:

•

Full Reinvestment Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

•

Capital Gains Reinvestment Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

•	All Cash Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

Householding

To reduce expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-BUY-FUND (866-289-3863) or speak to your investment professional. We will begin sending you individual copies thirty (30) days after receiving your request.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund’s portfolio holdings schedule will, at a minimum, remain available on the Funds’ website until a fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds’ website is located at www.ingfunds.com.

Tax Information

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Funds.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate

40

reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please note that Global Real Estate Fund and Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.

Please see the SAI for further information regarding tax matters.

41

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund’s Class O shares’ financial performance for the past five years or, if shorter, the period of the Class’ operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). A report of the Funds’ independent registered public accounting firm, along with the Funds’ financial statements, is included in the Funds’ annual shareholder report which is incorporated by reference into the SAI and is available upon request.

Because Class O shares of Global Equity Dividend Fund, Global Real Estate Fund and Index Plus International Equity Fund had not commenced operations as of October 31, 2006 (the Funds’ fiscal year end) audited financial highlights are presented for Class A shares of these Funds.

42

FINANCIAL HIGHLIGHTS	INTERMEDIATE BOND FUND

The information below has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

	Class O
	Year Ended March 31,			August 13, 2004(1) to March 31,
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.14		10.32	10.41
Income (loss) from investment operations:
Net investment income	$0.50		0.40	0.21
Net realized and unrealized loss on investments	$0.09		(0.13)	(0.04)
Total from investment operations	$0.59		0.27	0.17
Less distributions from:
Net investment income	$0.49		0.41	0.22
Net realized gains on investments	$—		0.04	0.04
Total distributions	$0.49		0.45	0.26
Net asset value, end of period	$10.24		10.14	10.32
Total Return(2)%	6.02		2.58	1.61
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$53,096		43,171	33,997
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.73		0.95	1.00
Net expenses after expense reimbursement(3)(4)%	0.64	(5)	0.94	0.96
Net investment income after expense reimbursement(3)(4)%	4.88	(5)	3.91	3.19
Portfolio turnover rate %	367		469	417

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

43

GLOBAL EQUITY DIVIDEND FUND	FINANCIAL HIGHLIGHTS

The information below has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

	Class A
	Year Ended October 31				September 17, 2003(1)
	2006	2005		2004	to October 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$13.07	12.41		10.49	10.00
Income from investment operations:
Net investment income	$0.54	0.47	*	0.44	0.02
Net realized and unrealized gain on investments	$2.85	0.92		1.87	0.47
Total from investment operations	$3.39	1.39		2.31	0.49
Less distributions from:
Net investment income	$0.51	0.54		0.39	—
Net realized gains on investments	$0.19	0.19
Total distributions	$0.70	0.73		0.39	—
Net asset value, end of period	$15.76	13.07		12.41	10.49
Total Return(2)%	26.56	11.45		22.59	4.90
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$108,911	73,186		11,316	4,274
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.33	1.40		1.40	1.40
Gross expenses prior to expense reimbursement/recoupment(3)%	1.27	1.28		3.44	7.00
Net investment income after expense reimbursement/recoupment(3)(4)%	3.76	3.60		4.39	3.58
Portfolio turnover rate %	50	57		60	3

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

44

FINANCIAL HIGHLIGHTS	GLOBAL REAL ESTATE FUND

The information in the table below has been derived from the Fund’s financial statements. For the years ended October 31, 2005, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2002, the information was audited by other independent auditors

	Class A
	Year Ended October 31,						November 5, 2001(1)
	2006		2005		2004	2003	to October 31, 2002
Per Share Operating Performance:
Net asset value, beginning of period	$17.14		15.40		13.06	10.40	10.01
Income (loss) from investment operations:
Net investment income	$0.20	*	0.26	*†	0.27	0.57	0.45
Net realized and unrealized gain (loss) on investments	$6.41		2.94	†	3.26	2.79	0.31
Total from investment operations	$6.61		3.20		3.53	3.36	0.76
Less distributions from:
Net investment income	$0.46		0.54		0.43	0.54	0.37
Net realized gain on investments	$1.06		0.92		0.76	0.16	—
Total distributions	$1.52		1.46		1.19	0.70	0.37
Net asset value, end of period	$22.23		17.14		15.40	13.06	10.40
Total Return(2)%	41.09		21.95		28.90	33.77	7.47
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$467,405		138,314		95,561	41,549	25,440
Ratios to average net assets:
Net expenses after reimbursement/recoupment(3)(4)%	1.39		1.59		1.75	1.75	1.76
Gross expenses prior to expense reimbursement/recoupment(3)%	1.39		1.50		1.55	1.95	2.46
Net investment income after expense reimbursement/ recoupment(3)(4)%	1.04		1.58	†	2.55	5.14	4.12
Portfolio turnover rate %	39		91		129	124	141

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

†	Effective November 1, 2004, the Fund adopted a policy to reduce costs of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investments Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12, increase net realized and unrealized gain on investments per share by $0.12, and decrease the ratio of net investment income to average net assets from 2.31% to 1.58%, on Class A.

45

INDEX PLUS INTERNATIONAL EQUITY FUND	FINANCIAL HIGHLIGHTS

The audited information below has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

	Class A
	Six Months Ended April 30, 2007 (Unaudited)		December 21, 2005(1) to October 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.68		10.00
Income from investment operations:
Net investment income	$0.07	*	0.14	*
Net realized and unrealized gain on investments	$1.69		1.54
Total from investment operations	$1.76		1.68
Less distributions from:
Net investment income	$0.08		—
Net realized gains on investments	$0.27		—
Total distributions	$0.35		—
Net asset value, end of period	$13.09		11.68
Total Return(2)%	15.40		16.80
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,957		12,513
Ratios to average net assets:
Gross Expenses prior to expense reimbursement(3)%	1.13		1.30
Net expenses after expense reimbursement(3)(4)%	1.13		1.15
Net investment income after expense reimbursement(3)(4)%	1.20		1.50
Portfolio turnover rate %	107		188

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

46

FINANCIAL HIGHLIGHTS	ING REAL ESTATE FUND

The information below has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

	Class O
	Year Ended May 31,				September 15, 2004(1) to May 31,
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$16.40		14.81		13.52
Income from investment operations:
Net investment income	$0.14	*	0.21	†	0.39
Net realized and unrealized gain on investments	$4.41		3.00		2.23
Total from investment operations	$4.55		3.21		2.62
Less distributions from:
Net investment income	$0.17		0.49		0.38
Net realized gains from investments	$1.54		1.13		0.95
Total distributions	$1.71		1.62		1.33
Net asset value, end of period	$19.24		16.40		14.81
Total Return(2)%	28.15		22.60		20.12
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$53,140		28,720		12,305
Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.22		1.16		1.15
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.22		1.16		1.23
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.20		1.13		1.15
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.73		1.36	†	3.32
Portfolio turnover rate %	57		51		91

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years of being incurred.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce the cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

47

ING FINANCIAL SERVICES FUND	FINANCIAL HIGHLIGHTS

The information below has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

	Class O
	Year Ended May 31,			September 15, 2004(1) to May 31,
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$23.13		22.15	22.67
Income from investment operations:
Net investment income	$0.25	*	0.22	0.17
Net realized and unrealized gain on investments	$3.98		3.00	0.92
Total from investment operations	$4.23		3.22	1.09
Less distributions from:
Net investment income	$0.28		0.25	0.13
Net realized gains from investments	$2.35		1.99	1.48
Total distributions	$2.63		2.24	1.61
Net asset value, end of period	$24.73		23.13	22.15
Total Return(2)%	18.77		14.68	4.90
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,459		9,659	3,658
Ratios to average net assets:
Expenses(3)%	1.22		1.19	1.17
Net investment income(3)%	1.03		1.03	0.80
Portfolio turnover rate %	36		26	27

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

48

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Funds in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds’ annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds’ performance during their last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/ semi-annual shareholder reports, the SAI, or other Fund information about the Funds.

To make shareholder inquiries contact:

ING DIRECT Securities, Inc.

P.O. Box 15647

Wilmington, DE 19885-5647

1-866-BUY-FUND (866-289-3863)

Or visit the Distributor’s website for a free copy of the Funds’ Prospectus or SAI at www.ingdirect.com

Or visit the Funds’ website for a free copy of the Funds’ annual/semi-annual shareholder reports at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission

Public Reference Section

100 F Street, N.E.

Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds’ SEC file numbers. The file numbers is as follows:

ING Funds Trust 811-8895

    ING Intermediate Bond Fund

ING Mutual Funds 811-07428

    ING Global Equity Dividend Fund

    ING Global Real Estate Fund

    ING Index Plus International Equity Fund

ING Equity Trust 811-8817

    ING Real Estate Fund

    ING Financial Services Fund

49

STATEMENT OF ADDITIONAL INFORMATION

November 9, 2007

ING MUTUAL FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

ING MUTUAL FUNDS

ING Index Plus International Equity Fund

Class O shares

This Statement of Additional Information (“SAI”) relates to the series listed above ( “Fund”) of ING Mutual Funds (“Company”). A prospectus ( “Prospectus”) for the Fund dated November 9, 2007, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund’s principal underwriter, ING Funds Distributor, LLC (“Distributor”), at the address listed above. This SAI is not a prospectus, but is incorporated herein by reference, and should be read in conjunction with the Prospectus, dated November 9, 2007, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectus and any supplements thereto. The Fund’s financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated October 31, 2006, are incorporated herein by reference. Copies of the Fund’s Class O shares’ Prospectus and annual or semi-annual shareholder reports (when available) may be obtained by calling 1-866 BUY-FUND (1-866-289-3863) or by writing to ING DIRECT Securities, Inc. P.O. Box 15647 Wilmington, DE 19885-5647. Terms used in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.

HISTORY OF THE TRUST

ING Mutual Funds

ING Mutual Funds is a Delaware statutory trust registered as an open-end, management investment company. ING Mutual Funds was organized in 1992 and currently consists of eight non-diversified series:; and eleven diversifed series, one of which, ING Index Plus International Equity Fund (“Index Plus International Equity Fund”), is discussed in this SAI. Prior to a reorganization of ING Mutual Funds, which became effective on July 24, 1998, ING Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust ( “Master Trust”). The July 24, 1998 reorganization eliminated this two-tiered “master-feeder” structure.

On December 7, 2005, ING Index Plus International Equity Fund was organized as a separate series of the Trust.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

The Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended, (“1940 Act”). In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

Investments, Investment Strategies and Risks

The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Fund. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-adviser may use to manage the Fund. The Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Funds investment objective, policies and restrictions described in the Fund’s Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objective, policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in the Fund’s Prospectus, that security or investment technique is not a principal investment strategy. See the Fund’s fundamental investment restrictions for further information.

Investments[1]	Index Plus International Equity Fund
EQUITY INVESTMENTS[2]
Common Stock	X
Convertible Securities	X
IPOs	X
Preferred Stock	X
Synthetic Convertible Securities [3]	X
FOREIGN AND EMERGING MARKET INVESTMENTS [4]
ADRs / EDRs / GDRs	X
Eurodollar Convertible Securities	X
Eurodollar & Yankee Dollar Instruments	X
Foreign and Emerging Market Securities	X
Foreign Bank Obligations	X
Foreign Currency Exchange Transactions	X
Foreign Mortgage-Related Securities	X
International Debt Securities
Sovereign Debt Securities
Supranational Agencies	X
FIXED INCOME INVESTMENTS
ARMs
Asset Backed Securities	X
Banking Industry Obligations [5]	X
Corporate Debt Securities
Credit Linked Notes
Floating or Variable Rate Instruments	X
GICs
Government Trust Certificates	X

Investments[1]	Index Plus International Equity Fund
GNMA Certificates
High-Yield Securities	X
Mortgage-Related Securities	X
Municipal Securities
Municipal Lease Obligations
Savings Association Obligations	X
Short-Term Investments	X
Subordinated Mortgage Securities
Tax Exempt Industrial Development Bonds and Pollution Control Bonds
U.S. Government Securities	X
Zero Coupon and Pay-In-Kind Securities
OTHER INVESTMENTS
Derivatives[6]	X
Dealer Options	X
Financial Futures Contracts and Related Options	X
Foreign Currency Futures Contracts[7]	X
Foreign Currency Options
Forward Currency Contracts
Forward Foreign Currency Contracts
Index-, Currency-, and Equity- Linked Debt Securities	X
Index Warrants
Options on Futures	X
Options on Securities and Indices
Over the Counter Options	X
Put and Call Options	X
Stock Index Options	X
Straddles	X
Warrants	X
Writing Options
Gold & Other Precious Metals
Loan Participation Agreements

Investments[1]	Index Plus International Equity Fund
Other Investment Companies[8]	X
Private Funds
Real Estate Securities	X
Restricted & Illiquid Securities[9]	X
Securities of Companies with Limited Operating Histories
Senior Loans, Hybrid Loans and Subordinated and Unsecured Loans
TBA Sale Commitments	X
INVESTMENT TECHNIQUES
Borrowing	X
Portfolio Hedging[10]
Non-Hedging Strategic Transactions
Lending of Portfolio Securities[1][1]	X
Repurchase Agreements	X
Reverse Repurchase Agreements & Dollar Roll Transactions	X
Securities, Interest Rate and Currency Swaps & Swap Options
Short Sales	X
Swap Agreements and Options of Swap Agreements
Temporary Defensive and Other Short-Term Positions	X
When Issued Securities & Delayed- Delivery Transactions[12]	X

[1]

See the Fund’s Fundamental Investment Restrictions for further information. The investment strategy contained in the prospectus may be modified by the Fund’s Fundamental Investment Restrictions. The Fundamental Investment Restrictions for the Fund follow this “Description of the Fund and Its Investments and Risks.”

[2]	The Fund may invest in common stock, convertible securities, and other equity securities according to the investment strategy contained in the Prospectus.

[3]

Illiquid securities limit is 15% of the Fund’s net assets. The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s Investors Services (“Moody’s”) or “A” or higher by Standard & Poor’s Corporation (“S&P”) and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

[4]	No more than 15% of the Fund’s net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities.

[5]	Investments in fixed time deposits subject to withdrawal penalties and maturing in more than 7 days may not exceed 15% of net assets of the Fund.

[6]

May invest in futures contracts and options on futures contracts for hedging purposes. Generally no more than 25% of the Fund’s asset may be hedged. The Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets.

[7]

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

[8]	See the Fund’s Fundamental Investment Restrictions for further information.

[9]	Illiquid securities limit is 15% of the Fund’s net assets.

[10]

May invest in futures contracts and options on futures contracts for hedging purposes. More than 25% of the Fund’s assets may be hedged. The Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets.

[11]

In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the adviser or sub-adviser. No lending may be made with any companies affiliated with the adviser or sub-adviser.

[12]

The Fund will not engage in when-issued, forward commitment, or delayed delivery securities transactions for speculation purposes, but only in furtherance of its investment objective. The Fund (except Global Natural Resources Fund) will not purchase these securities if more than 15% of the Fund’s total assets would be segregated to cover such securities.

EQUITY INVESTMENTS

Common Stock, Preferred Stock, Convertible Securities and Other Equity Securities

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company’s organization and operations. Such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price thereby limiting the possible appreciation. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Initial Public Offerings

Initial Public Offerings (“IPOs”) occur when the company first offers securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Fund’s performance when the Fund’s asset bases are small. Consequently, IPOs may constitute a significant portion of the Fund’s returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund’s assets as it increases in size and, therefore, have a more limited effect on the Fund’s performance.

There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

FOREIGN AND EMERGING MARKET INVESTMENTS

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other similar securities represent securities of foreign issuers. These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.

Foreign and Emerging Market Securities

The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

The Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code, as amended (“Code”).

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund when investing in such countries. For example, the Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund’s shares.

Risks of Investing in Foreign Securities: Investments in foreign securities involve certain inherent risks, including the following:

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes. The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

Costs. The expense ratios of the Fund because it invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic and other conditions.

Supranational Agencies

Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED – INCOME INVESTMENTS

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Asset Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Funds must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Aircraft Lease Receivables –Aircraft lease receivables (“ALRs”) are asset-backed securities. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the ALRs are not as sensitive to changes in interest rates. However, the ALRs may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

The non-mortgage-related asset-backed securities in which the Funds may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

Banking Industry Obligations/Short-Term Investments

Banking industry obligations include certificates of deposit, bankers’ acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Funds’ investment is limited to the FDIC-insured amount of $100,000.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose witholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Floating or Variable Rate Instruments

Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s.

High-Yield Securities

High-yield securities are debt securities that are rated lower than “Baa3” by Moody’s or “BBB-” by S&P’s, or of comparable quality if unrated.

High-yield securities often are referred to as “junk bonds” and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund’s net asset value (“NAV”). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba — judged to have speculative elements; their future cannot be considered as well assured. B — generally lack characteristics of a desirable investment. Caa — are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca — speculative in a high degree; often in default. C — lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C — predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D — in payment default. S&P applies indicators “+,” no character, and “-” to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High-Yield Securities

The medium- to lower-rated and unrated securities in which the Fund invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform Treasury and investment grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Fund’s NAV. Furthermore, in the case of high-yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent the Fund owns illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, the adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds’ investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The adviser or sub-adviser continually monitors the investments in the Funds’ portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

Mortgage-Related Securities

Mortgage-related securities include U.S. government agency mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, including the GNMA, Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. “See , U.S. Government Securities” below.

One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a “pass-through” of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

“Pass-through” certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

The prices of high coupon U.S. government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

Certain Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Adviser or Sub-Adviser may, consistent with the Funds’ investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (“CMOs”). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of “guaranteed” pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct “pass-through” of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Funds may invest in securities issued by certain “exempted issuers” without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Privately Issued CMOs

Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

Interest/Principal Only Stripped Mortgage-Backed Securities

Stripped mortgage backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or “IO” class), while the other class will receive all of the principal (the Principal-Only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser or a Sub-Adviser under guidelines and standards established by a Fund’s Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Risks of Investing in Mortgage-Related Securities

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Adviser or Sub-Adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

Derivatives

Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Dealer Options

Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC takes the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Futures Contracts and Options on Futures Contracts - A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) including such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”); the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options, as specified for the Fund in this SAI or the Prospectus. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities, which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options - In general, the Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options - There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon - Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

Financial Futures Contracts And Related Options. Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities that it intends to purchase. The Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges — long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund’s portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA Certificates. Securities index futures contracts are currently traded with respect to the S&P 500® and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund’s initial margin deposit with respect thereto will be segregated with the Fund’s custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations and Risks on Futures Contracts and Related Options

The purchase of options involves certain risks. If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Foreign Currency Futures Contracts

Foreign currency future contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future.

OTC Options

The staff of the SEC has taken the position that purchased over-the-counter options (“OTC Options”) and the assets used as cover for written OTC Options are illiquid securities. The Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System (“primary dealers”). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser or Sub-Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is “in-the-money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” “Strike price” refers to the price at which an option will be exercised. “Cover assets” refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”). Although each agreement will provide that the Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

Exchange-traded options generally have a continuous liquid market while OTC Options may not. Consequently, the Fund can realize the value of an OTC Option it has purchased only by exercising or reselling the option to the issuing dealer. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC Option.

Purchasing Options

Purchasing Put and Call Options. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE. Except as indicated in “Non-Hedging Strategic Transactions,” the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

Stock Index Options

Stock Index options include put and call options with respect to the S&P 500® and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index depends on the Adviser’s or Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Straddles

A straddle, which may be used for hedging purposes, is a combinations of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Index-, Currency-, and Equity-Linked Securities

“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in “equity linked” and “currency-linked” debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by the Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See “Restricted and Illiquid Securities” below.

Other Investment Companies

An Investment Company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

Exchange-Traded Funds (“ETFs”) – An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are on exchanges and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETFs fees and expenses.

Holding Company Depositary Receipts (“HOLDRs”) – HOLDRs are trust-issued receipts that represent a Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Real Estate Securities

The Fund may invest in real estate investment trusts (“REITs”) and other real estate industry operating companies (“REOCs”). For purposes of the Fund’s investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REITs and equity REITs may be affected by the ability of tenants to pay rent.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Restricted and Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Adviser or the Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Fund’s decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Trust’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Fund’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. The Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

To Be Announced Sale Commitments

To Be Announced (“TBA”) sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

INVESTMENT TECHNIQUES

Borrowing

The Fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Fund and are collateralized by cash, cash equivalent or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan.

The borrower at all times during the loan must maintain with the lending Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of loaned securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. Each lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such collaterals.

Repurchase Agreements

Repurchase agreements may be utilized, with respect to its portfolio securities. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, the Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the Adviser or Sub-Adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. This process involves the lending of specific securities to pre-approved counterparties, broker dealers, and the receipt of cash in return for a set period of time- thirty to sixty days is generally the term of any transaction. By convention, 102% worth of securities is placed as collateral with the counterparty; however, that is negotiable and may vary depending on the type of collateral employed. More volatile securities may require higher collateral. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions or when dollar roll transactions become uneconomic. Reverse repurchase agreements alleviate the need to liquidate the short-term assets associated with the proceeds of dollar roll transactions. The liquidation of carefully tailored short-term securities component of the Fund is not cost-effective for shareholders; moreover, the reconstruction of that short-term component at a later date is also not cost-effective. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund’s total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. However, the Fund may segregate its assets to cover the commitment under a reverse repurchase agreement, dollar roll transaction, or any other transactions that may give rise to “senior security,” as defined by the 1940 Act; as a result, the Fund will not be subject to the 300% asset coverage requirement. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. In order to enhance portfolio returns and manage prepayment risks, The Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund’s yield in the manner described above; however, such transactions also increase the Fund’s risk to capital and may result in a shareholder’s loss of principal.

Temporary Defensive and Other Short-Term Positions

Investing in certain short-term, high-quality debt instruments and in U.S. government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Adviser’s or Sub-Adviser’s ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. The Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund’s assets are insufficient for effective investment in equities.

Although it is expected that the Fund will normally be invested consistent with its investment objective and policies, the short-term instruments in which the Fund may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Fund will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent the Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Short Sales

The Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales “against the box”). In a short sale that is not “against the box,” the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If the Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements. In addition, as a matter of policy, the Fund’s Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.

The extent to which the Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See “Dividends, Distributions and Taxes.”

INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

FUNDAMENTAL INVESTMENT RESTRICTIONS – INDEX PLUS INTERNATIONAL EQUITY FUND

The Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund’s shares present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

2.	purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

4.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

6.	purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

8.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Board has adopted the following non-fundamental investment restriction which may be changed by the Board and without shareholder vote:

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in stocks included in the Morgan Stanley Capital International Europe, Australasia and Far East Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Fund is known as “portfolio turnover” and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its turnover rate, however the rate will be higher when the Fund finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Fund. The Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.

DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES

The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Fund posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (i.e., the Fund will post the quarter-ending June 30 holdings on August 1).

The Fund also compiles a list composed of its ten largest holdings (“Top Ten”). This information is produced monthly, and is made available on ING’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute each Fund’s shares and most third parties may receive the Fund’s annual or semi-annual shareholder reports, or view on ING’s website, the Fund’s portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, the Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

•	To the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•	To financial printers for the purpose of preparing Fund regulatory filings;

•	For the purpose of due diligence regarding a merger or acquisition;

•	To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

•	To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more data from the Funds than is posted on the Funds’ website);

•	To consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Fund;

•	To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

•	To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

•	To certain third parties, on a weekly basis with no lag time, that have financed the Fund’s Class B shares.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Fund’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s adviser, sub-adviser, principal underwriter or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund’s administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser(s), principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund’s administrator to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund’s administrator reports quarterly to the Board regarding the implementation of such policies and procedures.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released

Societe Generale Constellation	Class B shares financing	Weekly	None

Institutional Shareholder Services, Inc.	Proxy Voting & Class Action Services	Daily	None

Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Fund’s Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Fund’s Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE TRUST

Management of the Trust

Set forth in the table below is information about each Trustee of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served [1]	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee [2]	Other Directorships held by Trustee
Independent Trustees
John V. Boyer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 – Present	Consultant (July 2007 – Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – Present). Formerly, Executive Director, The Mark Twain House & Museum [3] (September 1989 – November 2005).	184	None.

Patricia W. Chadwick [4] 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	184	None.

J. Michael Earley 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2001 – Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 – Present).	184	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 2005 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	184	Assured Guaranty Ltd. (April 2004 – Present).

Sheryl K. Pressler [4] 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 –Present	Consultant (May 2001 – Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 – April 2001).	184	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).

David W.C. Putnam 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 – Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	184	Principled Equity Market Trust (December 1996 – Present) and Asian American Bank and Trust Company (June 1993 – Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman and Trustee	February 2002 – Present	President, Springwell Corporation (March 1989 – Present).	184	AmeriGas Propane, Inc. (January 1998 – Present); and UGI Corporation (February 2006 – Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever occurs first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; ING Partners, Inc.

(3)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. affiliates make non-material, charitable contributions to The Mark Twain House & Museum.

Officers

Information about the Fund’s Officers are set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served [1]	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, ING Investments, LLC[2] and ING Funds Services, LLC[3] (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	February 2002 – Present

Executive Vice President, ING Investments, LLC[2] (December 2001 – Present). Formerly, Chief Compliance Officer, ING Investments,

LLC[2] and Directed Services, LLC[5] (October 2004 – December 2005);. and Chief Financial Officer and Treasurer, ING Investments, LLC[2]

Stanley D. Vyner 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	May 1999 – Present (ING Mutual Funds) November 1999 – Present (ING Mayflower Trust)	Executive Vice President, ING Investments, LLC[2] (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC[2] (January 2003 – Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC[2] (August 2000 – January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer Executive Vice President	November 2004 – Present March 2006 – Present	Chief Compliance Officer of the ING Funds (November 2004 – Present) and ING Investments, LLC[2] and Directed Services, LLC[5] (March 2006 – Present); and Executive Vice President of the ING Funds (March 2006 – Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004.

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer & Assistant Secretary	March 2005 – Present	Senior Vice President, ING Fund Services, LLC[3] (April 2005 – Present). Formerly, Vice President, ING Funds Services, LLC[3] (September 2002 – March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 – Present	Senior Vice President and Assistant Secretary, ING Investments, LLC[2] (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC[2] (January 2001 – October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Senior Vice President	May 2006 – Present	Senior Vice President, ING Funds Services, LLC[3] (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).
Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 37	Senior Vice President	May 2006 – Present	Senior Vice President of Operations, ING Funds Services LLC[3] (May 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC[3] (September 2001 – May 2006).

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served [1]	Principal Occupation(s) During the Last Five Years

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	May 1999 – Present (ING Mutual Funds) November 1999 – Present (ING Mayflower Trust)	Vice President and Treasurer, ING Funds Services, LLC[3] (October 2001 – Present) and ING Investments, LLC[2] (August 1997 – Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	February 2003 – Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC[4] (July 1995 – Present); and Vice President (February 1996 – Present); and Director of Compliance ING Investments, LLC[2] (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC[2]. (October 2001 – October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC[3] (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC[3] (October 2001– September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC[2] (September 1999 – October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 – Present	Vice President, ING Funds Services, LLC[3] (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 – Present	Vice President, ING Funds Services, LLC[3] (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC[3] (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC[4] (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 – Present	Assistant Vice President, ING Funds Services, LLC[3] (December 2002 – Present); and has held various other positions with ING Funds Services, LLC[3] for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 – Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

Board

The Board of Trustees of the Trust (“Board”) governs the Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and the Compliance Committee also meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Recent Committee Changes

Effective May 10, 2007, changes were made to the Board’s Committee structure. In particular, the Committee memberships changed on that date, and these changes are reflected in the discussion of the Committees that is set out below. In addition, prior to May 10, 2007, the Board had a Valuation, Proxy and Brokerage Committee. Effective May 10, 2007, the functions of the Valuation, Proxy and Brokerage Committee and the Compliance Committee here combined. The Compliance Committee was the surviving Committee, and now oversees valuation, proxy and brokerage matters, as well as compliance issues. We also note that Roger Vincent became the Chairman of the Board effective May 10, 2007. Prior to that date, Jock Patton served as the Chairman of the Board.

Committees

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of three (3) Independent Trustees. The following Trustees serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer and Vincent. Mr. Vincent serves as Chairperson of the Executive Committee.

Prior to May 10, 2007, the Executive Committee consisted of two (2) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, of the Fund. During the period prior to May 10, 2007 the following Trustees served as members of the Executive Committee: Messrs. Turner, Vincent and Patton. Mr. Patton served as Chairperson of the Executive Committee.

The Executive Committee held no (0) meetings during the fiscal year ended October 31, 2006.

Audit Committee. The Board has established an Audit Committee whose functions include, among other things, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, its financial statements and interim accounting controls, and meeting with management concerning these matters, among other things. The Audit Committee currently consists of three (3) Independent Trustees: Messrs. Earley and Putnam and Ms. Chadwick. Mr. Earley serves as Chairperson of the Audit Committee and has also been designated as the Audit’s Committee’s financial expert under the Sarbanes-Oxley Act.

Prior to May 10, 2007, the following Trustees served as members of the Audit Committee: Messrs. Earley, Kenny, Vincent, and Putnam and Ms. Pressler. During the period prior to March 10, 2007, Mr. Earley served as Chairperson of the Audit Committee, and Mr. Kenny was designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2006.

Compliance Committee. The Board has a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees compliance reporting.

Effective May 10, 2007, the functions of the Board’s Valuation, Proxy and Brokerage Committee were combined with the functions of the Compliance Committee. As a result of this combination, the functions of the Compliance Committee now include determining the value of securities held by the Fund for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Fund’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Trustees. The following Trustees serve as members of the Compliance Committee: Messrs. Boyer, Kenny, Vincent and Ms. Pressler. Mr. Kenny serves as Chairperson of the Compliance Committee.

Prior to May 10, 2007, the Compliance Committee consisted of five (5) Independent Directors/Trustees: Messrs. Boyer, Earley, Putnam, Kenny and Patton. Mr. Kenny served as Chairperson of the Compliance Committee during the period prior to May 10, 2007.

The Compliance Committee held four (4) meetings during the fiscal year ended October 31, 2006.

Valuation Proxy and Brokerage Committee. As is discussed above, prior to May 10, 2007 the Board had established and in place a Valuation, Proxy and Brokerage Committee. On that date, the Board’s Committees were reconstituted and the functions of the Valuation, Proxy and Brokerage Committee were combined with that of the Compliance Committee, and the reconstituted Compliance Committee was the surviving Committee. The Compliance Committee now oversees valuation, proxy voting and brokerage matters formerly overseen by the Valuation, Proxy and Brokerage Committee.

Prior to May 10, 2007 the Valuation, Proxy and Brokerage Committee whose functions included, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the adviser’s usage of the Companies’ brokerage and adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consisted of four (4) Independent Trustees: Ms. Chadwick, Dr. Gitenstein and Messrs. Boyer, and Patton. Ms. Chadwick serves as Chairperson of the Valuation, Proxy and Brokerage Committee.

The Valuation, Proxy and Brokerage Committee held five (5) meetings during the fiscal year ended October 31, 2006.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governence Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee currently consists of four (4) Independent Trustees: Ms. Chadwick and Messrs. Kenny, Patton and Vincent. Mr. Boyer serves as Chairperson of the Nominating and Governance Committee.

Prior to May 10, 2007, the membership of the Nominating and Governance Committee consisted of four (4) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Dr. Gitenstein and Messrs. Kenny, Patton and Vincent. During the period prior to May 10, 2007, Dr. Gitenstein served as Chairperson of the Nominating and Governance Committee.

During the fiscal year ended October 31, 2006, the Nominating Committee held three (3) meetings.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund.

The Investment Review Committee for the Domestic Equity Funds currently consists of three (3) Independent Trustees. The following Trustees serve as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick and Messrs. Earley and Putnam. Ms. Chadwick serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

Prior to May 10, 2007, the Investment Review Committee for the Domestic Equity Funds was comprised of (5) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, of the Fund. During the period prior to May 10, 2007, the following Trustees served as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent served as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended October 31, 2006.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees. The following Trustees serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Messrs. Kenny, Boyer and Vincent. Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

Prior to May 10, 2007, the Investment Review Committee for the International/Balanced/Fixed Income Funds consisted of four (4) Independent Trustees. During the period prior to May 10, 2007, the following Trustees served as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Dr. Gitenstein and Messrs. Kenny and Boyer. Mr. Boyer served as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held seven (7) meetings during the fiscal year ended October 31, 2006.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of five (5) Independent Trustees. The following Trustees serve as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Putnam and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee.

Prior to May 10, 2007, the Contracts Committee consisted of six (6) Independent Trustees. The following Trustees served as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Patton, Vincent and Kenny. During the period prior to March 10, 2007, Ms. Pressler served as Chairperson of the Contracts Committee.

The Contracts Committee held six (6) meetings during the fiscal year ended October 31, 2006.

Trustee Ownership of Securities

Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially shares of one or more funds in ING entities at all times (“Policy”). For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in the Fund.

Under this Policy, the initial value of investments in the mutual funds of the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requierement was set at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds in the ING Funds Complex by the Trustees pursuant to this policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in each Fund as of December 31, 2006	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Index Plus International Equity Fund
Independent Trustees
John V. Boyer	None	$0
Patricia W. Chadwick (1)	None	Over $100,000
J. Michael Earley	None	$50,001 - $100,000
Patrick W. Kenny	None	$10,001 - $50,000 $50,001 - $100,00	[2]
Sheryl K. Pressler (1)	None	$50,001 - $100,000	[2]
David W. C. Putnam	None	Over $100,000
Roger B. Vincent	None	Over $100,000 $50,001 - $100,000	[2]

(1)	Mses. Chadwick and Pressler each commenced services as Trustee on January 18, 2006.

(2)	Held in deferred compensation account.

Independent Trustee Ownership of Securities –

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members) share ownership in securities of the Fund’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2006.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
John V. Boyer	N/A	N/A	N/A	0	N/A
Patricia W. Chadwick (1)	N/A	N/A	N/A	0	N/A
J. Michael Earley	N/A	N/A	N/A	0	N/A
Patrick W. Kenny	N/A	N/A	N/A	0	N/A
Sheryl K. Pressler (1)	N/A	N/A	N/A	0	N/A
David W. C. Putnam	N/A	N/A	N/A	0	N/A
Roger B. Vincent	N/A	N/A	N/A	0	N/A

(1)	Mses. Chadwick and Pressler each commenced services as Trustee on January 18, 2006.

Compensation of Trustees

A new compensation policy went into effect July 1, 2007. Pursuant to this policy, each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board of any Committee attended. Further, each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings. Further, Committee Chairpersons receive an additional annual retainer for their services in that capacity.

The Fund pays to each Trustee who is not an interested person of the Fund a pro rata share of an annual retainer of $200,000. The Fund also pays a pro rata portion of the following fees: (i) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (ii) Mses. Chadwick and Pressler and Messrs, Earley, Boyer1 and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $40,000, $60,000, $30,000, $50,000 and $30,000, respectively; and (iii) the Trustees’ out-of-pocket expenses for attendance at Board meetings. The pro rata share paid by each Fund is based on each Fund’s average net assets, computed as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate, Directed Services, LLC for which the Trustees serve in common as Trustees.

Prior to July 1, 2007, each Trustee was reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Trustee was compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

Prior to July 1, 2007 the Fund paid each Trustee who was not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses. Chadwick and Pressler and Messrs. Patton, Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $10,000, $15,000, $30,000, $20,000, $20,000, $10,000, $20,000 and $10,0002, respectively ; (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund was based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate, Directed Services, LLC, for which the Trustees serve in common as Trustees.

The following table sets forth information provided by the Fund’s adviser regarding compensation of Trustees by the Fund and other funds managed by ING Investments, LLC and its affiliates for the fiscal year ended October 31, 2006. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Funds or any other funds managed by ING Investments, LLC or its affiliates.

[1]

Mr. Boyer receives an annual retainer of $40,000 for his services as the Chairperson of the Investment Review Committee – International/Balanced/ Fixed Income, and he may receive up to $10,000 for his services as the Chairperson of the Nominating and Governance Committee. The $2,500 retainer payable to Mr. Boyer each quarter for his services to the Nominating and Governance Committee is paid only if the Committee has been active for that quarter. If the Nominating and Governance Committee has been active during all four quarters in a given year, the Chairperson will receive the full annual retainer of $10,000.

[2]

The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

Compensation Table

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement (1)	Total Compensation From Registrant and Fund Complex Paid to Trustees (2)(3)
	ING Index Plus International Equity Fund
John V. Boyer Trustee	$129	N/A	N/A	$200,500
Patricia W. Chadwick(4) Trustee	$89	N/A	N/A	$102,750
J. Michael Earley Trustee	$92	N/A	N/A	$158,000
R. Barbara Gitenstein(5) Trustee	$92	N/A	N/A	$158,000
Patrick W. Kenny(6) Trustee	$457	N/A	N/A	$174,500
Walter H. May(7) Trustee	$112	N/A	N/A	$183,000
Thomas J. McInerney (8) Trustee	N/A	N/A	N/A	N/A
Jock Patton(9) Trustee	$135	N/A	N/A	$221,000
Sheryl K. Pressler(4)(6) Trustee	$101	N/A	N/A	$114,750
David W.C. Putnam Trustee	$83	N/A	N/A	$137,000
John G.Turner(10)(11) Trustee	N/A	N/A	N/A	N/A
Roger Vincent (6) Trustee	$135	N/A	N/A	$218,000
Richard A. Wedemeyer(12) Trustee	$277	N/A	N/A	$365,300

(1)

The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

(2)	Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(3)	Represents compensation from 176 funds (total in complex as of October 31, 2006).

(4)	Mses. Chadwick and Pressler each commenced services as Trustee on January 18, 2006.

(5)	Dr. Gitenstein retired as Trustee effective September 10, 2007

(6)	During the fiscal year ended October 31, 2006, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $43,625, $40,850 and $54,500 of their compensation, respectively from the Fund Complex.

(7)	Mr. May retired as Trustee effective January 11, 2007.

(8)	Mr. McInerney resigned from the Board effective April 28, 2006.

(9)	Mr. Patton retired as Trustee on June 30, 2007.

(10)

“Interested person,” as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of the Adviser and the Distributor. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

(11)	Mr. Turner resigned as Trustee effective October 25, 2007

(12)	Mr. Wedemeyer retired from the Board effective May 25, 2006.

CODE OF ETHICS

The Fund, the adviser, the sub-adviser and the Distributor have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or the Fund’s shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund’s Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The procedures and guidelines delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and record keeping and disclosure services. In addition, the Board established the Compliance Committee to oversee the implementation of the Fund’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Funds including procedures of the adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (www.ingfunds.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

“Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the Trust. A control person may be able to take actions regarding the Fund without the consent or approval of shareholders. As of November 5, 2007, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the Fund addressed herein, except as set forth below. Unless otherwise indicated below, the Trusts have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Fund	Address	Class and Record Ownership	Percentage of Class	Percentage of Fund
ING Index Plus International Equity Fund	MLPF&S for the Sole Benefit of its Customers ATTN Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class A	14%	0.3%

ING Index Plus International Equity Fund	Resources Trust Company FBO William Weiss, M.D. P.O. Box 5900 Denver, CO 80217-5900	Class A	5%	0.1%

ING Index Plus International Equity Fund	MLPF&S for the Sole Benefit of its Customers ATTN Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class B	7%	0.0%

Fund	Address	Class and Record Ownership	Percentage of Class	Percentage of Fund
ING Index Plus International Equity Fund	Resources Trust Company FBO Kirk C. Young, M.D. P.O. Box 5900 Denver, CO 80217-5900	Class B	7%	0.0%

ING Index Plus International Equity Fund	FISERV ISS & TTEE FBO Ronald London P.O. Box 173859 Denver, CO 80217-3859	Class B	5%	0.0%

ING Index Plus International Equity Fund	MLPF&S for the Sole Benefit of its Customers ATTN Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Class C	46%	0.4%

ING Index Plus International Equity Fund	NFS LLC FEBO Vladimir Antikarov 22 Chestnut Place, APT 311 Brookline, MA 02445-7535	Class C	5%	0.0%

ING Index Plus International Equity Fund	ING Diversified International Fund ATTN Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258-2034	Class I	100%	97%

ADVISER

The investment adviser for the Fund is ING Investments (“Adviser” or “ING Investments”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund’s portfolio subject to delegation of certain responsibilities to other investment advisers (“Sub-Adviser”): ING Investment Management Advisors B.V. (“IIMA”) as the Sub-Adviser to the Fund. ING Investments and IIMA are indirect, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING) (“ING Groep”). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

On February 26, 2001, the name of the Adviser changed from “ING Pilgrim Investments, Inc.” to “ING Pilgrim Investments, LLC.” On March 1, 2002, the name of the Adviser was changed from “ING Pilgrim Investments, LLC,” to “ING Investments, LLC.”

ING Investments serves pursuant to a separate investment management agreement (“Investment Advisory Agreement”) between ING Investments and the Trust, on behalf of the Fund. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”) ING Investments has delegated certain management responsibilities to the Sub-Adviser to the Fund. ING Investments oversees the investment management of the Sub-Adviser for the Fund.

The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of ING Investments or the Sub-Adviser, as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

For information regarding the basis for the Board’s approval of the investment advisory and sub-advisory relationships, please refer to the Fund’s semi-annual shareholder report dated April 30, 2007. The Investment Advisory Agreement is terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class, or upon 60 days’ notice given by the Adviser. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Advisory Fees

ING Investments bears the expense of providing its services, and pays the fees of the Sub-Adviser. For its services, the Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

Fund	Annual Adviser Fee
Index Plus International Equity	0.55% of the Fund’s average daily net assets

Total Advisory Fees Paid By The Fund

The following table set forth the total amounts the Fund paid to ING Investments for the fiscal year ended October 31, 2006:

Fund	October
	2006		2005	2004
Index Plus International Equity	$275,125	(1)	N/A	N/A

(1)	Index Plus International Equity Fund commenced operations on December 21, 2005. Reflects the ten-month period from December 21, 2005 to October 31, 2006.

EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into an expense limitation agreement with the Fund, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of this Fund (which exclude interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business), and expenses of any counsel or other persons or services retained by the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of ING Investments or Sub-Adviser do not exceed the following expense limitations:

Fund	Class A	Class B	Class C	Class I	Class O	Class Q
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A

The Fund may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that the expense limitation shall continue until March 1, 2011. The expense limitation is contractual and, after the initial term, shall renew automatically for one-year terms unless ING Investments provides written notice of termination of the agreement to the Independent Chairperson of the Board within ninety (90) days’ of the end of the then-current term for the Fund or upon termination of the Investment Advisory Agreement. The Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to ING Investments at its principal place of business within ninety (90) days’ of the end of the then-current term for the Fund.

SUB-ADVISER

The Investment Advisory Agreement for the Fund provides that ING Investments, with the approval of the Trust’s Board, may select and employ investment advisers to serve as sub-adviser for the Fund, and shall monitor the sub-adviser’s investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the sub-adviser and executive salaries and expenses of the Trustees and officers of the Trust who are employees of ING Investments or its affiliates. The sub-adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund’s NAV; taxes, if any, and the preparation of the Fund’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of ING Investments or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by ING Investments, the Board, on behalf of the Fund, or the shareholders of the Fund upon sixty (60) days’ written notice. Otherwise, after an initial term of two years, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of the Fund who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

On May 24, 2002, the SEC issued an Exemptive Relief Order permitting ING Investments to enter into new investment sub-advisory contracts with a non-affiliated sub-adviser or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval. ING Investments may rely on this exemptive order only if, among other things, a fund’s shareholders have approved the arrangement. The sole shareholder of the Fund approved this “manager-of-managers” arrangement on December 21, 2005. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Sub-Advisory Agreement with sub-advisers on behalf of the the Fund. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within ninety (90) days of the change. ING Investments remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to the review and approval of the Board, will among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser; and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with the Fund’s investment objectives, policies, and restrictions.

Pursuant to an Amended and Restated Sub-Advisory Agreement dated December 7, 2005, and the first amendment to the amended and restated sub-advisory agreement on December 1, 2006, between ING Investments and IIMA, IIMA serves as Sub-Adviser to the Fund. In this capacity, IIMA, subject to the supervision and control of ING Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time. Located at Prinses Beatrixlaan 15, 2595 AK, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

Sub-Advisory Fee

As compensation to the Sub-Adviser for its services, ING Investments pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets managed during the month:

Fund	Annual Sub-Advisory Fee
Index Plus International Equity	0.20% of the Fund’s average daily net assets

Total Sub-Advisory Fees Paid by ING Investments

For the fiscal years ended October 31, 2006, ING Investments paid the Sub-Adviser, sub-advisory fees as follows:

	October 31,
Fund	2006		2005	2004
Index Plus International Equity	$100,045	(1)	N/A	N/A

(1)	Index Plus International Equity Fund commenced operations on December 21, 2005. Reflects the ten-month period from December 21, 2005 to October 31, 2006.

PORTFOLIO MANAGERS

Index Plus International Equity Fund

Sub-Advised by ING Investment Management Advisors B.V.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2006:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Carl Ghielen	11	$912,291,324	1	$95,156,409	1	$35,108,941
Martin Jansen	8	$339,543,672	1	$97,340,183	1	$37,592,433

*	None of the accounts managed are subject to performance fees.

Potential Material Conflicts of Interest

IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including proprietary accounts, separate accounts and other pooled investment vehicles. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation

Within INGIM Europe, the portfolio managers’ compensation typically consists of a base salary and a bonus which is based on INGIM Europe’s (IIMA is one of the legal entities of INGIM Europe) performance as well as 1 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks performance. In addition, the portfolio managers are offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the INGIM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. INGIM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall INGIM Europe scorecards are calculated based on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall INGIM Europe performance and 80% attributable to their specific team results.

The portfolio managers also participate in ING’s Pension and Retirement plans, which are available to almost all salaried employees in the firm.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Carl Ghielen	None
Martin Jansen	None

RULE 12b-1 PLANS

Class O shares are subject to a shareholder services plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). Under the Class O Rule 12b-1 Plan, Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of the Fund. The service fee may be used by Distributor to compensate ING DIRECT Securities, Inc., an affiliate of ING Investments and the Distributor, for servicing and maintaining shareholder accounts. The Distributor or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of Fund sales. The value of a shareholder’s investment will be unaffected by these payments.

The Rule 12b-1 Plan has been approved by the Board of the Fund, including all of the Trustees who are not interested persons of the Trusts as defined in the 1940 Act. The Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such Trustees or by a vote of a majority of the Fund’s outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

In approving the Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board, including those Trustees who are not interested persons of the Trusts, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties and the legal advice furnished to them by their independent legal counsel, there is a reasonable likelihood that the Rule 12b-1 Plan as tailored to each class of the Fund, will benefit such ING Funds and its respective shareholders.

The Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to the Fund without approval by a majority of the Fund’s outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under the Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued. The terms and provisions of the Rule 12b-1 Plan relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

Because Class O shares of the Fund had not commenced operations as of the date of this SAI, no distribution expenses have been incurred by the Distributor for the costs of promotion and distribution with respect to the Class O shares for the Fund.

Other Expenses

In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Investments. Most Fund expenses are allocated proportionately among all of the outstanding shares of the Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

ADMINISTRATOR

ING Funds Services, LLC ( “Administrator”) serves as administrator for the Fund pursuant to the Administration Agreement with the Trust. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund’s business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund’s in compliance with applicable legal requirements and the investment policies and restrictions of the Fund and provides office space for the Trust. The Administrator is an affiliate of ING Investments. The Administrator receives an annual administration fee equal to 0.10% of the Fund’s average daily net assets.

Total Administrative Fees Paid

Fund	October 31,
	2006	2005		2004
Index Plus International Equity	$50,022	N/A	(1)	N/A	(1)

(1)	Index Plus International Equity Fund commenced operations on December 21, 2005, therefore, no adminstrative fees were paid for the fiscal years ended October 31, 2005 and 2004.

CUSTODIAN

The Bank of New York Mellon Corporation (formerly, The Bank of New York), One Wall Street, New York, New York, 10286, serves as custodian for the Fund. The custodian does not participate in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York Mellon Corporation has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG is located at 99 High Street, Boston, Massachusetts 02110.

TRANSFER AGENT

DST Systems, Incorporated, P.O. Box 219368, Kansas City, Missouri 64141-9368, serves as the Transfer Agent and dividend-paying agent to the Fund.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement or Sub-Advisory Agreement authorizes ING Investments or the Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable execution available. Pursuant to the Investment Advisory Agreement or Sub-Advisory Agreement, ING Investments or the Sub Adviser determines, subject to the instructions of and review by the Fund’s Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of ING Investments or the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, ING Investments or the Sub-Adviser are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm’s risk in positioning a block of securities, and other factors. ING Investments or the Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not ING Investments or Sub-Adviser.

In selecting a broker-dealer, ING Investments or the Sub-Adviser will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. ING Investments or the Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that ING Investments or the Sub-Adviser makes a good faith determination that the broker commissisons paid by the Fund is reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), ING Investments or the Sub-Adviser may cause the Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to ING Investments or the Sub-Adviser commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, ING Investments or the Sub-Adviser may receive research services from broker-dealers with which ING Investments or the Sub-Adviser places the Fund’s securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and ING Investments or the Sub-Adviser do not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to ING Investments or sub-advisory fee paid to the Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to ING Investments or the Sub-Adviser in advising the Fund and other clients, although not all of the research services received by ING Investments or the Sub-Adviser will necessarily be useful and of value in managing a particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by ING Investments or the Sub-Adviser for the execution of securities transactions for the Fund. In addition, in negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by ING Investments or the Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by ING Investments or the Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Portfolio transactions may be executed by brokers affiliated with the ING Groep N.V. or ING Investments or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”).

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund’s Adviser or Sub-Adviser. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments or the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING Investments’s or Sub-Adviser’s other clients in a manner deemed fair and reasonable by ING Investments or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by ING Investments or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the ING Funds seek to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

Brokerage commissions paid by the Fund for the fiscal year ended October 31, 2006 are as follows:

Fund	October 31,
	2006	2005		2004
Index Plus International Equity	$134,664	N/A	(1)	N/A	(1)

(1)	Index Plus International Equity Fund commenced operations on December 21, 2005, therefore, no brokerage commissions were paid for the fiscal years ended October 31, 2005 and 2004.

During the fiscal year ended October 31, 2006, the Fund did not pay any affiliated persons of the Fund brokerage commissions.

During the fiscal year ended October 31, 2006, the Fund acquired the following securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:

Fund	Security Description	Market Value
Index Plus International Equity	Deutsche Bank AG	$706

Capitalization and Voting Rights

The authorized capital of ING Mutual Funds, is an unlimited number of shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the Fund’s charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class.

PURCHASE AND REDEMPTION OF SHARES

Class O shares of the Trust are purchased at the applicable NAV next determined after a purchase order is received by the transfer agent. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of the Fund.

ING DIRECT Securities, Inc. or other designated intermediaries may accept purchase and redemption orders on behalf of the Fund. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1.00% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

SHAREHOLDER SERVICES AND PRIVILEGES

Systematic Investment

The Systematic Investment feature, using the Electronic Funds Transfer (“EFT”) capability, allows you to make automatic monthly investments in the Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account. EFT transactions will be effective fifteen (15) days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund’s Transfer Agent will maintain your account information. Account statements will be sent at least quarterly. An IRS Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of each class of the Fund’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See “Net Asset Value” in the shareholder guide of the Prospectus. The long-term debt obligations held in the Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. In such case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing price for one or more securities do not represent readily available reliable market quotations at the time the Fund determines its NAV, events that occur between the time of close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

FEDERAL TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

Qualification as a Regulated Investment Company

The Fund intends to qualify to be taxed as a regulated investment company (“RIC”) under the Code. To so qualify and to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year, and at least 90% of its net tax exempt interest income in each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, or as qualified dividend income eligible for a reduced rate of tax (or, in the case of corporate shareholders, may be eligible for the dividends received deduction) as discussed below. Moreover, the Fund would not be required to make any distributions to its shareholders. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Tax Loss Carry-Forwards

The Fund had no Tax loss carry-forwards the fiscal year ended October 31, 2006.

Distributions

Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund’s dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Distributions of short-term capital gains from sales of assets held for one year or less will be taxed as ordinary income. Generally, distributions from a fund are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law (which is currently expected to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualified dividend income earned by the Fund that would be eligible for the 15% rate. A shareholder would also have to satisfy a sixty (60) day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Qualified dividend income generally includes dividends from taxable domestic corporations and certain qualified foreign corporations provided that the Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-divident with respect to such dividend. Because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and that satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations”.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the NAV of Fund shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as divident income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.

Original Issue Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income (including dividends, interest, royalties, rents, and certain other types of investment income). In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividend income.”

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributed at least 90% of its investment company taxable income, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than sixteen (16) days. Each shareholder will be notified within sixty (60) days after the close of the relevant Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty-one (31) day period (ninty-one (91)-day period for preferred shares) beginning fifeteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Options, Hedging Transactions and Certain Financial Instruments

The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (inlcuding interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the sixty (60)-day period beginning with the day such transaction was closed, if the Fund’s risk of loss is not reduced during that sixty (60) day period.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to “qualified dividend income” would instead be taxed at the rate of tax applicable to ordinary income.

Requirements relating to the Fund’s tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

If the Fund sells short “against the box,” unless certain constructive sale rules (discussed below) apply, it also will recognize a capital gain or loss upon the purchase of securities to close the short sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions” above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Sale or Other Disposition of Shares

Upon the redemption, sale or exchange of his shares, a shareholder will recognize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced Federal tax rates (for shareholders who are individuals), depending on the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

The Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28%) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders with respect to taxable years of the Fund beginning before January 1, 2008, (or later if extended by congressional action) may be exempt from U.S. tax to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund makes certain elections and certain conditions are met. The Fund may choose to not make such elections and satisfy the required conditions, and there can be no assurance as to the amounts if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.

This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

Shareholder Information

Redemptions

The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

Exchanges

The following conditions must be met for all exchanges among the Funds and ING Classic Money Market Fund: (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the “Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least thirty (30)-days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by the Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60)-days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders of the Fund in response to market fluctuations. Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, ING Investments reserves the right to reject any exchange request.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares. If more than 5% of the fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

You are not required to pay an applicable CDSC upon an exchange from the Fund into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund’s CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be based on the first date you acquired your shares in the Fund.

DISTRIBUTOR

Shares of the Fund are distributed by the Distributor pursuant to an Underwriting Agreement between the Trust and the Distributor on behalf of the Fund. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer (“Authorized Dealer”). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act. After an initial term, the Underwriting Agreement will remain in effect from year to year only if continuance is approved annually by a majority of the Board who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and have no effect on the NAV of the Fund. The Distributor’s address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor, a Delware limited liability corporation, is an affiliate of ING Investments and is an indirect, wholly-owned subsidiary of ING Groep.

ING Investments or its respective affiliates may make payments to securities dealers that enter into agreements providing the Distributor with access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

The following table shows all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Fund’s or an affiliated person of that affiliated person, directly or indirectly during the Fund’s most recent fiscal year:

Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Index Plus International Equity	ING Funds Distributor, LLC	$39,589	$69	$24	$0

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Information

Each Fund may, from time to time, include “total return” in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ERV

Where:

P =	a hypothetical initial payment of $1,000,
T =	the average annual total return,
n =	the number of years, and
ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund’s shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one (1), five (5) and ten (10) year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

The Fund may, from time to time, include “total return after taxes on distributions” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ATVD

Where:

P =	a hypothetical initial payment of $1,000,
T =	the average annual total return (after taxes on distributions),
n =	the number of years, and
ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the one (1)-, five (5)-, or ten (10)-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund’s shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

The Fund may, from time to time, include “total return after taxes on distributions and redemption” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ATVDR

Where:

P =	a hypothetical initial payment of $1,000,
T =	the average annual total return (after taxes on distributions),
n =	the number of years, and
ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the one (1)-, five (5)-, or ten (10)-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund’s shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”) and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

Where:

a =	dividends and interest earned during the period,
b =	expenses accrued for the period (net of reimbursements),
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
d =	the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of “a” above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund’s portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty (30)-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund’s portfolio. For purposes of “b” above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to “d” above.

The Fund may also from time to time advertise its yield based on a thirty (30)-day or ninety (90)-day period ended on a date other than the most recent balance sheet included in the Fund’s Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a thirty (30)-day or ninety (90)-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund is the annualization of the Fund’s distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class O shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indices, the Fund’s performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Because Class O shares had not commenced operations as of October 31, 2006, the average annual total returns, including sales charges, for Class A shares of the Fund for the period from commencement of operations to October 31, 2006, is as follows:

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Index Plus International Equity Fund
Class A	—	—	—	10.08%	12/21/05
Class A (after taxes on distributions)	—	—	—	10.08%
Class A (After taxes on distributions and sale of fund shares)	—	—	—	6.56%

Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of the Fund’s portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Fund or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Fund and individual stocks in the Fund’s portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of the Fund or other industry specialists; (x) lists or statistics of certain of the Fund’s holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of the Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning ING Investments, the Sub-Adviser, ING Capital, ING Funds Services, LLC or affiliates of the Trusts, including: (i) performance rankings of other funds managed by ING Investments or a Sub-Adviser, or the individuals employed by ING Investments or the Sub-Adviser who exercise responsibility for the day-to-day management of the Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds; (v) the past performance of other funds managed by ING Investments; and (vi) information regarding rights offerings conducted by closed-end funds managed by ING Investments.

DISTRIBUTIONS

As noted in the Prospectuses, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of the Fund at the then current NAV, with no sales charge. The Fund’s management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

GENERAL INFORMATION

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectus and this SAI omit certain of the information contained in the Trust’s Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Fund will be kept informed of the Fund’s progress through annual and semi-annual shareholder reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by an independent registered public accounting firm.

Reports to Shareholders

The fiscal year of the Fund ends on October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered accounting firm will be sent to shareholders each year.

Declaration of Trust

Mutual Funds is organized as a Delaware Statutory trust. The Declaration of Trust of the Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to the Fund shall be enforceable against the assets and property of the Fund only, and not against the assets or property of any other Fund or the investors therein.

FINANCIAL STATEMENTS

The financial statements from the Fund’s October 31, 2006 annual shareholder report are incorporated herein by reference. Copies of the Fund’s annual and semi-annual shareholder reports may be obtained without charge by contacting the Funds: at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling (800) 992-0180. Copies of the Fund’s Class O shares’ Prospectus and annual or semi-annual shareholder reports (when available) may be obtained by calling 1-866 BUY-FUND (1-866-289-3863) or by writing to ING DIRECT Securities, Inc. P.O. Box 15647 Wilmington, DE 19885-5647.

Appendix A

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: September 1, 2007

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V. REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of May 1, 2007

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees. If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis. However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)	WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)	WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.	Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.	Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.	Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•	Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.	Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.	Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	bundled slates of nominees (e.g., Hong Kong or France);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•

in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis. Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•

provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•	are administered by potential grant recipients;

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•	provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•

provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•

allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•

provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	equity award valuation triggering a negative recommendation from the Agent; or

(4)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•

Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	it is editorial in nature;

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•	the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	it reduces relevant disclosure to shareholders;

•	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•

it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.